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                                                                      Exhibit 32

                                  CERTIFICATION
                       PURSUANT TO 18 U.S.C. SECTION 1350
                    AS ADOPTED PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002

         In connection with the Quarterly Report of Vineyard National Bancorp (the "Company") on Form 10-Q for the period ended June 30, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned hereby certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that to the undersigneds' best knowledge and belief:

         (a) the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         (b) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated this 30th day of July, 2003.

                                           Vineyard National Bancorp
                                           -------------------------

                                           /s/  Norman A. Morales
                                           -------------------------------------
                                           Norman A. Morales
                                           President and Chief Executive Officer

                                           /s/  Gordon Fong
                                           -------------------------------------
                                           Gordon Fong
                                           Senior Vice President and
                                           Chief Financial Officer

         A SIGNED ORIGINAL OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906 HAS BEEN PROVIDED TO THE COMPANY AND WILL BE RETAINED BY THE COMPANY AND FURNISHED TO THE SECURITIES AND EXCHANGE COMMISSION OR ITS STAFF UPON REQUEST.